UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 9, 2026

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2026, The Chemours Company (“Chemours”), DuPont de Nemours, Inc. (“DuPont”), Corteva, Inc. and EIDP, Inc., a subsidiary of Corteva, Inc. (together with Corteva, Inc., “Corteva”), entered into a settlement agreement (the “Settlement Agreement”) with the State of North Carolina and 11 local entities located in the vicinity of Chemours’ Fayetteville Works facility, including Bladen County, Brunswick County, Columbus County, Cumberland County, New Hanover County, Robeson County, Sampson County, Town of Wrightsville Beach, City of Lumberton, Village of Bald Head Island and the Lower Cape Fear Water and Sewer Authority (collectively, the “Local Entities,” and together with the State of North Carolina, the “Claimants”).

The Settlement Agreement resolves all claims asserted by the Claimants relating to PFAS and other emissions from the Fayetteville Works facility, as well as claims asserted by the State of North Carolina relating to PFAS contamination unrelated to such facility, including contamination associated with the use of aqueous film-forming foam. In addition, the Settlement Agreement acknowledges that certain obligations under the 2019 Consent Order with the State of North Carolina have been completed and establishes procedures to resolve certain remaining obligations relating to off-site areas, including implementation of drinking water programs.

The Settlement Agreement includes an aggregate payment to the Claimants in the amount of $455 million (the “Settlement Amount”), payable over a 15-year period beginning within 30 days of the execution date of the Settlement Agreement.

The Settlement Agreement remains subject to the entry of orders dismissing the claims covered therein. The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Consistent with the January 2021 Memorandum of Understanding (“MOU”) between the Chemours, DuPont, and Corteva, Chemours will be responsible for 50% of settlement payments, and DuPont and Corteva will be responsible for the remaining 50%. In addition, Chemours, DuPont, and Corteva have mutually worked together to reach certain understandings concerning the MOU, including the valuation of the Settlement Amount and potential future multi-year settlements on a net present value basis for purposes of calculating qualified spend, as they continue to work together to address legacy PFAS-related litigation matters. Pursuant to these understandings, for purposes of calculating the amount of qualified spend applied against the MOU’s $4 billion aggregate qualified spend cap, the Settlement Amount will be applied against such cap in the amount of $210 million, reflecting the net present value spread equally over a twenty-five-year period from the date the Settlement becomes final (rather than the actual timing of the payments) and using an 8% discount rate. The companies have agreed to use this net present value methodology for potential future settlements with multi-year payments.

In addition, since the aggregate payments to be made in connection with the Settlement Agreement and the companies’ 2025 settlement with the State of New Jersey will qualify for withdrawal from the companies’ MOU escrow account and exceed the companies’ future escrow contribution obligations, all future contributions to the MOU escrow account will be considered satisfied by the companies’ New Jersey and North Carolina settlement payments, including Chemours’ $50 million escrow contribution that would have been due in September 2026.

Item 7.01 Regulation FD Disclosure.

On September 10, 2026, Chemours issued a press release announcing the matters described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words “believe,” “expect,” “will,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify “forward-looking statements,” which speak only as of the date such statements were made. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected performance and impact of the cost-sharing arrangements by and among Chemours, Corteva and DuPont related to future eligible PFAS liabilities. Factors that could cause or contribute to these differences include, but are not limited to: the outcome of the final court approval process for the Consent Decree, including any appeals; the outcome of any pending or future litigation related to PFAS or PFOA, including personal injury claims and natural resource damages claims; the extent and cost of ongoing remediation obligations and potential future remediation obligations, including performance of injunctive actions and mitigation projects under the Consent Order; changes in laws and regulations applicable to PFAS chemicals; the performance by each of the parties of their respective obligations under the cost-sharing arrangement. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Further lists and descriptions of risks and uncertainties can be found in Chemours’ annual report on Form 10-K for the year ended December 31, 2025 and subsequent reports on Form 10-Q and Form 8-K, the contents of which are not incorporated by reference into, nor do they form part of, this announcement. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Chemours’ consolidated financial condition, results of operations, credit rating or liquidity. Chemours does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Settlement Agreement, dated September 9, 2026, by and among The Chemours Company, DuPont de Nemours, Inc., Corteva, Inc., EIDP, Inc. and certain other parties set forth therein.

99.1 Press Release, dated September 10, 2026.

104 Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Shane Hostetter
Shane Hostetter
Senior Vice President, Chief Financial Officer
Date:	September 10, 2026